SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  NOVEMBER 27, 1996


                  THE STROBER ORGANIZATION, INC.
      (Exact Name of Registrant as specified in its charter)


        DELAWARE                   0-15339            11-2822910
(State or other jurisdiction      Commission          IRS Employer
     of incorporation)            File Number         Identification No.


550 HAMILTON AVENUE, BROOKLYN, NEW YORK                          11232

    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (718) 832-1212

                                           N/A

  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5. OTHER EVENTS. On November 27, 1996, the Registrant issued a Press Release, the text of which is attached hereto as Exhibit 20.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.



(c)   EXHIBITS


EXHIBIT                                                 PAGE WHERE
NUMBER                      DESCRIPTION                 LOCATED
[S]                         [C]         		[C]

   20                       Press Release dated           5
			    November 27, 1996

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE STROBER ORGANIZATION, INC.



                           By:/S/ DAVID J. POLISHOOK
			   ----------------------------------------------
                              DAVID J. POLISHOOK, Chief Financial Officer

                    THE STROBER ORGANIZATION, INC.

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT




EXHIBIT                                                    PAGE WHERE
NUMBER                      DESCRIPTION                    LOCATED
[S]                         [C]                            [C]
   20                       Press Release dated 	      5
			    November 27, 1996

                                  EXHIBIT 20

                 Press Release dated November 27, 1996